May 7, 2014 Annual Meeting of Shareholders Exhibit 99.1

John E. Benjamin John E. Benjamin Chairman

Introductions
Introductions
Call Meeting to Order
Call Meeting to Order
Director Nominations & Election
Director Nominations & Election
Ratify the Appointment of KPMG LLP as independent
Ratify the Appointment of KPMG LLP as independent
registered public accounting firm
registered public accounting firm
Non-Binding Vote on Executive Compensation
Non-Binding Vote on Executive Compensation
Management Presentation
Management Presentation
Voting Results
Voting Results
Closing Remarks
Closing Remarks
Agenda

Call Meeting to Order Call Meeting to Order Formal Meeting

Call Meeting to Order Call Meeting to Order Director Nominations & Election Director Nominations & Election Formal Meeting

Call Meeting to Order
Call Meeting to Order
Director Nominations & Election
Director Nominations & Election
Ratify the appointment of KPMG, LLP as independent
Ratify the appointment of KPMG, LLP as independent
registered public accounting firm
registered public accounting firm
Formal Meeting

Call Meeting to Order
Call Meeting to Order
Director Nominations & Election
Director Nominations & Election
Ratify the appointment of KPMG, LLP as independent
Ratify the appointment of KPMG, LLP as independent
registered public accounting firm
registered public accounting firm
Non-Binding Vote on Executive Compensation
Non-Binding Vote on Executive Compensation
Formal Meeting

Call Meeting to Order
Call Meeting to Order
Director Nominations & Election
Director Nominations & Election
Ratify the appointment of KPMG, LLP as independent
Ratify the appointment of KPMG, LLP as independent
registered public accounting firm
registered public accounting firm
Non-Binding Vote on Executive Compensation
Non-Binding Vote on Executive Compensation
Formal Meeting

Martin K. Birmingham Martin K. Birmingham President and Chief Executive Officer Management Presentation

Statements contained in this presentation which are not historical facts
Statements contained in this presentation which are not historical facts and which pertain to future operating results of Financial Institutions, and which pertain to future operating results of Financial Institutions,
Inc.
Inc.
and
and
its
its
subsidiaries
subsidiaries
constitute
constitute
“forward
“forward
looking
looking
statements”
statements”
within
within
the meaning of the Private Securities Litigation Reform Act of 1995.
the meaning of the Private Securities Litigation Reform Act of 1995.
These forward looking statements involve significant risks and
These forward looking statements involve significant risks and uncertainties.  We refer you to the documents the Company files from uncertainties.  We refer you to the documents the Company files from time to time with the Securities and Exchange Commission,
time to time with the Securities and Exchange Commission,
specifically the Company’s last filed Form 10-K and Form 10-Q.
specifically the Company’s last filed Form 10-K and Form 10-Q.
These documents contain and identify important factors that could
These documents contain and identify important factors that could cause actual results to differ materially from those contained in our cause actual results to differ materially from those contained in our projections or forward looking statements. The Company assumes no projections or forward looking statements. The Company assumes no obligation to update any information presented herein.
obligation to update any information presented herein.

The Fundamental Drivers of our Business Success
•
Core Deposit Growth
•
Quality Loan Growth
•
Sound Risk Management
•
Expense Management
•
Community Involvement
•
High Performance Culture
•
The Customer Experience

Core Deposit Growth $1,570 $1,699 $1,718 $2,039 $2,094 $2,268 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 2009Y 2010Y 2011Y 2012Y 2013Y 2014Q1 Total Deposits Core Deposits

Quality Loan Growth $1,264 $1,346 $1,485 $1,834 $1,849 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 2009Y 2010Y 2011Y 2012Y 2013Y 2014Q1 $1,706

Sound Risk Management

E f f i c i e n c y  R a t i o
E x p e n s e   a s   a   P e r c e n t   o f   R e v e n u e
Expense Management
Note: Peer data as of 12/31/13 reflects median values for the SNL
US Banks $1-$5B  Index
Peer
67.58%
65.52%
60.36%
60.55%
62.87%
58.48%
56.96%
50.00%
52.00%
54.00%
56.00%
58.00%
60.00%
62.00%
64.00%
66.00%
68.00%
2009Y 2010Y 2011Y 2012Y 2013Y 2014Q1

Community Involvement

High Performance Culture
Engaged
Index
10%
Willingness to
Recommend
FSB
15%
Teamwork &
Personal
Growth
10%
Motivated
to Go
Above &
Beyond
3%
Source: Annual FSB Employee Assessments November 2012
compared to October 2013

The Customer Experience
Customer
Loyalty
Overall
Satisfaction
Likelihood to
Recommend
Likelihood to
Continue to
Purchase
Likelihood to
Choose FSB
Again
4% 4% 3% 4% 6%
Source: Annual FSB Retail Customer Assessment; June 2013 compared to April 2014

4/30/13 4/30/14
Market capitalization $263.9 mil. $320.7 mil.
Shares outstanding 13.8 mil. 13.9 mil.
Price $19.13 $23.15
52-week range $15.71 - $17.92 -
$20.83 $26.59
Annualized Dividend Rate $  0.72 $  0.76
Dividend yield 3.76% 3.28%
Shareholder Value

Share Price $13.64 $23.15

Kevin B. Klotzbach Kevin B. Klotzbach EVP and Chief Financial Officer/Treasurer Financial Overview

Balance Sheet Growth
$1,264
$1,346
$1,485
$1,706
$1,834
$1,717
$1,849
$1,743
$1,883
$1,932
$2,262
$2,320
$2,409
$2,533
$2,062
$2,214
$2,336
$2,764
$2,929
$2,828
$3,016
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2009Y 2010Y 2011Y 2012Y 2013Y 2013Q1 2014Q1

Loan Portfolio Composition
6.5%
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2009Y 2010Y 2011Y 2012Y 2013Y 2013Q1 2014Q1
Comm Loan
Comm Mortg
Res Mortg
Home Equity
Indirect
Consumer
9.1%
12.9%
15.9%

Note: Peer data reflects median values for the component companies within each group obtained from SNL Financial.
NPAs / Assets
0.56%
1.49%
1.27%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2009Y 2010Y 2011Y 2012Y 2013Y 2014Q1
FISI SNL US Banks $1-$5B Mid-Atl. Banks $1-$5B

Low risk security portfolio
High percentage of the portfolio consists
of securities backed by the U.S.
government and agencies
$860 million in total securities and the
majority are utilized for various pledging
purposes

Data as of December 31,2013
Low Risk Securities Portfolio
15.6%
23.7%
31.6%
29.1%
US Gov't Agencies & GSE
US Gov't Agencies CMO's
US Gov't Agencies Mtg, Backed Pass-Throughs
HTM Municipal Debt ($250 Million)

26 Deposit Composition $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2009Y 2010Y 2011Y 2012Y 2013Y 2013Q1 2014Q1 CDs >$100 CDs <$100 Savings & MM Int-bearing Demand Nonint-bearing Demand 18.1% 6.7% 13.4%

Capital Adequacy
12.08%
10.82%
7.63%
6.72%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
2009 2010 2011 2012 2013
Total Risk-Based Capital Tier 1 Risk-Based Capital Leverage Ratio Tang. Comm. Equity / Tang. Assets

Note: All periods exclude OTTI & Securities Gains
Revenue Growth
$72.3
$78.8
$81.9
$88.5
$91.6
$22.9
$23.3
$20.0
$19.9
$20.9
$22.2
$23.6
$5.7
$6.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
2009Y 2010Y 2011Y 2012Y 2013Y
2013Q1
Net Interest Income Noninterest Income
$29.3
$28.6
2014Q1

Net Interest Income
Continues to
Grow…
…despite margin
compression
headwinds
Growing Net Interest Income
3.00%
3.20%
3.40%
3.60%
3.80%
4.00%
4.20%
4.40%
4.60%
4.80%
5.00%
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
$100.0
2009Y 2010Y 2011Y 2012Y 2013Y
Net Interest Income Net Interest Margin
$91.6
3.64%

12/31/13
YTD $23.6 Million
12/31/12
YTD $21.2 Million
All periods exclude OTTI &
Securities Gains
Noninterest Income
39%
21%
9%
8%
23%
42%
22%
10%
7%
19%
Service Charges on Deposits
ATM & Debit Card Revenue
Investment Advisory Revenue
Company Owned Life Insurance
Other

Revenue grew by 25% since 2009 while
expenses increased by only 11%
Noninterest Expense
65.52%
58.48%
54.00%
56.00%
58.00%
60.00%
62.00%
64.00%
66.00%
68.00%
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
2009Y 2010Y 2011Y 2012Y 2013Y
Noninterest expense Efficiency Ratio

32 Provision for Loan Loss 0.47% 0.40% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% $0 $2 $4 $6 $8 $10 2009Y 2010Y 2011Y 2012Y 2013Y Provision Net Charge -Offs

33 Earnings $14.4 $21.3 $22.8 $23.4 $25.5 $0.99 $1.61 $1.49 $1.60 $1.75 $0.50 $1.00 $1.50 $2.00 $10.0 $15.0 $20.0 $25.0 $30.0 2009 2010 2011 2012 2013 Net Income Diluted EPS

Source: SNL Financial
Note: FISI market data as of 4/30/2014. Peer data reflects median values for the component companies within each  group as of 3/31/14.
Dividend Yield
3.28%
2.10%
1.63%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
FISI Mid-Atl. Banks
$1-$5B
SNL US Banks
$1-$5B

Source: SNL Financial
Note: Market data as of 4/30/2014. Peer data reflects median values for the component companies within each  group
Total Shareholder Return
82%
68%
71%
25%
22%
23%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
FISI
Mid-Atl. Banks $1-$5B SNL US Banks $1-$5B
5 Year Return 1 Year Return

Voting Results John E. Benjamin John E. Benjamin Chairman

Closing Remarks John E. Benjamin John E. Benjamin Chairman

May 7, 2014 Annual Meeting of Shareholders